Pacer American Energy Infrastructure ETF Trading Symbol: USAI Listed on NYSE Arca, Inc. Summary Prospectus February 28, 2026 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated February 28, 2026, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/resources/items/cat/important-documents/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.
Investment Objective
The Pacer American Energy Infrastructure ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the performance, before fees and expenses, of the American Energy Infrastructure Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by SL Advisors, LLC, the Fund’s Index Provider (the “Index Provider”) and the investment adviser to the Predecessor Fund (as defined below), which is not affiliated with the Fund, its distributor, or Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in securities of infrastructure companies in the energy industry or sector. The Fund defines “infrastructure companies” as those that generate a majority of their cash flow from gathering & processing, compression, fractionation, logistics, midstream services, pipeline transportation, storage and terminalling of oil, gas, natural gas liquids, and refined products, as well as operating Liquefied Natural Gas (LNG) facilities (collectively, “Energy Infrastructure Activities”).
The Index
The Index uses a proprietary, rules-based methodology to measure the performance of a portfolio of U.S. and Canadian exchange-listed equity securities of companies that generate a majority of their cash flow from certain qualifying energy infrastructure activities such as natural gas exploration and production.
Natural gas infrastructure refers to the processing, storage, transportation, and distribution of natural gas, natural gas liquids, refined products, and their related products, as well as the transmission or storage of renewable energy (i.e., Energy Infrastructure Activities). The following activity segments are not qualifying activities: refining, shipping, retail distribution, or oil services. The Index may include small-, mid-, and large-capitalization companies.
The Index includes securities across the following categories of energy infrastructure companies. Such categories and the “weight” (defined as the percentage of the total Index) assigned to each category at the time of each rebalance of the Index are as follows:

Energy Infrastructure Activities (80%)	U.S.- or Canadian-listed companies that (i) have their principal place of business in the United States or Canada, (ii) elect to be treated as a corporation for U.S. or Canadian federal income tax purposes, and (iii) generate a majority of their cash flow or revenue from Energy Infrastructure Activities.
U.S. Midstream MLPs* (20%)	U.S.-listed Midstream MLPs that (i) have their principal place of business in the United States, (ii) elect to be treated as a partnership for U.S. federal income tax purposes, (iii) do not pay incentive distribution rights (“IDRs”), and (iv) are not affiliates of MLP GPs that are owned in the Index.
* If an MLP that would be included in the Index has a tracking stock that is a corporation or elects to be taxed as a corporation, then such tracking stock will be included in the Index in place of the MLP and will use the MLP’s adjusted market capitalization for calculating its weight.
MLPs are publicly traded partnerships that receive at least 90% of their income from certain qualifying sources, such as natural resource-based midstream energy infrastructure activities. The equity interests, or units, of an MLP trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. An MLP typically consists of a general partner and limited partners. The operations and management of the MLP are controlled by the general partner, and the general partner typically has an ownership stake in the MLP and may have certain preferential rights to income from the MLP, such as IDRs. IDRs provide their owner with a larger share of the aggregate cash distributions made by a company once such distributions increase to certain specified levels and are designed to provide the holder of the IDRs with a strong incentive to increase the MLP’s aggregate cash distributions.
At the time of each quarterly rebalance of the Index, each company meeting the Index’s criteria for the above categories is included in the Index, provided that the company has a minimum market capitalization of $500 million.
The Index is rebalanced quarterly, effective on the last trading day of each calendar quarter. Within each of the above categories, Index constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each rebalance. Each individual Index constituent is limited to a weight of 7.25%, and any excess weight is redistributed equally among the other companies in the same category first and then to the remaining companies as needed.
Additionally, the aggregate weight of companies with individual weights greater than 5% (“5% Companies”) may not exceed 45% as of the time of each rebalance. If the aggregate weight of the 5% Companies would exceed 45%, the excess weight will be redistributed proportionally to companies with a weight of less than 4.25%. If at the time of a rebalance a company’s weight would be between 4.25% and 5%, the company’s weight will be reduced to 4.25% and the excess redistributed to companies in the same category with a weight of less than 4.25%. During periods between rebalancing, it is possible these percentage limits may be exceeded.
As of December 31, 2025, the Index included securities of 26 companies. The Index was developed by the Index Provider in 2017 in anticipation of the commencement of operations of the Predecessor Fund (as defined below).
The Fund’s Investment Strategy
The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index. The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single company than diversified funds.
To the extent the Index concentrates ( i.e. , holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Index, and consequently the Fund, is expected to generally be concentrated in energy infrastructure companies.
Principal Investment Risks
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
• Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
◦ Concentration in the Energy Infrastructure Industry Risk.  The Index is expected to be concentrated in energy infrastructure companies. When the Fund focuses its investments in the energy infrastructure industry, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to, risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered, and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the value, operations, cash flows, and financial performance of energy companies. The volatility of energy commodity prices can also indirectly affect certain entities that operate in the midstream segment of the energy industry due to the impact of prices on the volume of commodities transported, processed, stored, or distributed.
•Currency Exchange Rate Risk. The Fund invests a significant percentage of its assets in investments denominated in Canadian dollars or in securities that provide exposure to such currency. Changes in currency exchange rates and the relative value of the Canadian dollar to the U.S. dollar will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
• Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
•ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares of the Fund will be bought and sold in the secondary market at market prices. Certain securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, and the Fund may experience premiums and discounts greater than those of ETFs that hold securities that are traded only in the United States.
◦ Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Foreign securities held by the Fund may trade on markets that are closed when U.S. markets are open, which may lead to a difference in the value of the Fund and the underlying foreign securities.
•Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Index’s, and therefore the Fund’s, heavy equity exposure to Canada subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
◦Canada-Specific Risk. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

•Index Provider Risk. There is no assurance that the Index Provider or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, rebalanced, calculated or disseminated accurately. The Fund relies upon the Index Provider and its agents to compile, determine, maintain, construct, rebalance, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders. Because the Index includes international securities, the Index Provider may have limited information or may be more prone to mistakes based on the data available and such mistakes may have a greater impact on the Fund’s performance, which may increase the risks to the Fund.
• Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
•MLP Risk. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also entail many of the general tax risks of investing in a partnership. Limited partners in an MLP typically have limited control and limited or no rights to vote on matters affecting the partnership. Additionally, there is always the risk that an MLP will fail to qualify for favorable tax treatment.
•Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Energy Sector Risk. The Fund may invest in companies in the energy sector, and therefore the performance of the fund could be negatively impacted by events affecting this sector. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.
The energy sector is comprised of energy, energy industrial, energy infrastructure and energy logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Master Limited Partnerships (MLPs) and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
•Small and Mid-Sized Company Stock Risk. The Fund may invest in equity securities of small- or mid-sized (based on market capitalization) companies. Small to mid-sized company securities have historically been subject to greater investment risk than large company securities. The prices of small- to mid-sized company securities tend to be more volatile and less liquid than large company securities.
• Tax Risk. The Fund intends to continue to qualify for treatment as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting certain source-of-income, asset diversification and annual distribution requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Additionally, to qualify for treatment as a RIC the Fund may not invest more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships (“QPTPs”) for U.S. federal income tax purposes, including certain MLPs. While the weighting of the Index is not inconsistent with these rules, given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements.
If the Fund were to fail to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and distributions from earnings and profits would generally be taxable to Fund shareholders as ordinary income. The Fund is also subject to the risk that MLPs in which the Fund invest will be classified as corporations rather than as partnerships for federal income tax purposes, which may reduce the Fund’s return and negatively affect the Fund’s net asset value. There is a risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund or the MLPs in which the Fund invests.
◦MLP Tax Risk. Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held Shares at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their Shares at the time of the recapture. To distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments. MLPs taxed as partnerships have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. These excess cash distributions would not be treated as income to the Fund but rather would be treated as a return of capital to the extent of the Fund’s basis in the MLP. As a consequence, the Fund may make distributions that exceed its earnings and profits, which would be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in Shares and result in a higher capital gain or lower capital loss when the Shares are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Shares will be treated as gain from the sale of the Shares.

•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Fund Performance
The Fund is the successor to the investment performance of the American Energy Independence ETF, a series of ETF Series Solutions (the “Predecessor Fund”), as a result of the reorganization of the Predecessor Fund into the Fund at the close of business on December 13, 2019. Accordingly, any performance information for periods prior to December 16, 2019 is that of the Predecessor Fund. The Predecessor Fund was managed by SL Advisors, LLC and sub-advised by Penserra Capital Management LLC and had the same investment objective, strategies, and policies as the Fund since the Predecessor Fund’s inception in December 2017.
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance (or the Predecessor Fund’s performance, as applicable) for each full calendar year since inception. The table illustrates how the Fund’s (or the Predecessor Fund’s, as applicable) average annual returns for the one-year, five-year, and since inception periods compare with those of a broad measure of market performance and the Index. The index the Fund tracks updated its methodology in February 2026 expanding its universe to include natural gas infrastructure and production companies, which may affect the Fund’s risk profile. This change may limit the relevance of this information. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.PacerETFs.com.
Calendar Year Total Return
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 46.88% for the quarter ended June 30, 2020 and the lowest quarterly return was -51.58% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Period Ended December 31, 2025

Pacer American Energy Infrastructure ETF	1 Year	5 Years	Since Inception (12/12/2017)
Return Before Taxes	0.79%	22.16%	11.59%
Return After Taxes on Distributions	0.20%	21.52%	10.92%
Return After Taxes on Distributions and Sale of Shares	0.65%	18.02%	9.24%
American Energy Infrastructure Total Return Index (reflects no deduction for fees, expenses, or taxes)	1.70%	23.44%	12.83%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Executive Vice President of the Adviser, and Danke Wang, CFA, FRM, Portfolio Manager for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kavanaugh has served as a portfolio manager since the Fund’s inception and Mr. Wang has served as a portfolio manager since June 2022.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.